UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 22, 2011

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza, P.O. Box 1171

Newark, New Jersey 07101-1171

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 22, 2011, Public Service Enterprise Group Incorporated (PSEG) issued a press release related to a suit filed by two of its indirect subsidiaries against Dynegy Holdings Inc. (DHI) to halt DHI’s proposed transfer of certain of its coal and natural gas power assets to new “bankruptcy remote” subsidiaries. The press release is attached as Exhibit 99 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit 99	Press Release dated July 22, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: July 22, 2011

3